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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event report)

                      September 1, 2000 (August 28, 2000)
                      -----------------------------------

                        CITIZENS FIRST FINANCIAL CORP.
                        ------------------------------
            (Exact name of registrant as specified in its charter)



                    Delaware                1-4274          37-1351861
                    --------                ------          ----------
      (State or other jurisdiction of    (Commission       IRS Employer
      incorporation or organization)     File Number)    Identification No.)


             2101 N. Veteran Parkway, Bloomington, Illinois 61704
             ----------------------------------------------------
                   (Address of principal executive offices)


                                (309) 661-8700
                                --------------
               (Issuer's telephone number, including area code)


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)



Total Pages: 19



                                    1 of 19
                        Exhibit Index appears on Page 2
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     Item 5.    Other Events
                ------------

          On August 28, 2000, the Board of Directors of Citizens First Financial Corp. (the "Company") amended and restated the Company's Bylaws.

          The Amended and Restated Bylaws of the Company are attached hereto as an exhibit and incorporated herein by reference.


                                 Exhibit Index
                                 -------------

Exhibit No.                                                       Page
----------                                                        ----
  99.1       Amended and Restated Bylaws of Citizens First        3
             Financial Corp.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 31, 2000                By: /s/ C. William Landefeld
                                          -------------------------------------
                                          C. William Landefeld
                                          President and Chief Executive Officer



Dated: August 31, 2000                By: /s/ Dallas G. Smiley
                                          -------------------------------------
                                          Dallas G. Smiley
                                          Senior Vice-President and
                                          Chief Financial Officer




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